Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO Crosstex Holdings LLC, Blackstone / GSO Capital Solutions Fund LP, Blackstone / GSO Capital Solutions Associates LLC, Mr. Bennett J. Goodman, Mr. J. Albert Smith III, Mr. Douglas I. Ostrover, GSO Holdings I LLC , Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Mr. Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to shares of Common Units of Crosstex Energy, L.P., a Delaware limited partnership, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 19th day of January 2010.

GSO Crosstex Holdings LLC
By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Person

Blackstone / GSO Capital Solutions Fund LP
By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Person

Blackstone / GSO Capital Solutions Associates LLC
By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Person

GSO Holdings I LLC
By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

Blackstone Holdings I L.P.
By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

Blackstone Holdings I/II GP Inc.
By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

The Blackstone Group L.P.
By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

Blackstone Group Management L.L.C.
By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

Mr. Stephen A. Schwarzman
By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman

Bennett J. Goodman
By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-In-Fact

J. Albert Smith III
By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-In-Fact

Douglas I. Ostrover
By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-In-Fact

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